[THE AMERICAN FUNDS GROUP(R)]

CAPITAL WORLD BOND FUND

ANNUAL REPORT
FOR THE YEAR ENDED SEPTEMBER 30
1999

WHY GLOBAL BONDS HAVE EARNED A PLACE IN MANY INVESTORS' PORTFOLIOS


[cover illustration: collage of various currencies overlaying a world atlas]



[Begin Sidebar]
CAPITAL WORLD BOND FUND(R)

The fund seeks long-term total return, consistent with prudent management, by investing in fixed-income securities issued by major governments and corporations all over the world, including the United States. The total return is made up of three elements: interest income, any change in the local market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.

Capital World Bond Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

INVESTMENT RESULTS AT A GLANCE
Fiscal-year total return
(10/1/98 - 9/30/99)         -0.3%
Lifetime total return
(8/4/87 - 9/30/99)          +152.1
Lifetime average annual
compound return
(8/4/87 - 9/30/99)          +7.9
[End Sidebar]


THE VALUE OF A LONG-TERM INVESTMENT
How a $10,000 investment has grown over the fund's lifetime

[begin line chart]
$27,152/1/
Salomon Smith Barney
World Government
Bond Index

$24,009/1/
Capital World
Bond Fund

$14,754/2/
Consumer
Price Index
(Inflation)


Year ended 9/30        Capital World          Salomon Smith Barney          Consumer
                       Bond Fund/1/           World Government Bond         Price Index
                                              Index/1/                      Inflation)



1987 /2/               9,493                  9,865                         10,105

1988                   10,743                 11,280                        10,527

1989                   11,330                 12,013                        10,984

1990                   12,231                 12,918                        11,661

1991                   14,199                 14,861                        12,056

1992                   15,542                 17,581                        12,417

1993                   17,159                 19,187                        12,750

1994                   17,053                 19,535                        13,128

1995                   20,140                 22,696                        13,462

1996                   21,684                 23,649                        13,866

1997                   22,634                 24,219                        14,165

1998                   24,087                 27,023                        14,376

1999                   24,009                 27,152                        14,754


[end chart]
/1/With dividends and capital gains reinvested or interest compounded.

/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/3/For the period August 4 through September 30, 1987.

The fund's results in this chart reflect payment of the maximum sales charge of 4.75%, so the net amount invested was $9,525 versus $10,000 in the indexes. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1999, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

                 Total                   Average Annual
                 Return                  Compound Return

Ten Years        +101.80%                +7.27%

Five Years       +34.15                  +6.05

One Year         -5.03                   -


Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of October 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.51%. The fund's distribution rate as of that date was 4.30%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and periods of illiquidity.


FELLOW SHAREHOLDERS:

[Begin Sidebar]
PORTFOLIO SUMMARY
Percent of net assets as of September 30, 1999
[pie chart]

Non-U.S. Governments/Agencies            49.6%
Non-U.S. Corporate Bonds                 15.9
U.S. Treasuries                          9.2
U.S. Corporate Bonds                     8.4
U.S. Mortgage- and Asset-
Backed Securities                        5.0
Non-U.S. Mortgage- and Asset-
Backed Securities                        4.2
U.S. Government Agency Notes             4.0
Cash & Equivalents                       3.7

[End Sidebar]

Capital World Bond Fund's 1999 fiscal year was characterized by renewed economic growth in many countries, aided by a general recovery in Asia. Economic growth, however, has been accompanied by rising interest rates throughout much of the world. As a result, while most bonds continue to generate income far ahead of the rate of inflation, bond prices this past year have generally declined.

For the 12 months ended September 30, 1999, the value of your holdings declined 0.3% if, like most shareholders, you reinvested dividends totaling 55 cents a share. The fund's fiscal-year return virtually matched the 0.2% average return from the 145 global income funds followed by Lipper, Inc., a leading mutual fund tracking service. At the same time, government bond markets worldwide increased just 0.5% as measured by the unmanaged Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney Broad Investment-Grade Bond Index, an unmanaged measure of the U.S. bond market, declined 0.3%.

This was only the second time in the fund's 12-year history that a fiscal-year return was negative. The other year was 1994 - the worst year for bonds on record - when the fund declined 0.6%.


THE U.S. BOND MARKET: FEW PLACES TO HIDE

1998 could have been called "The Year of the Government Bond." Government bonds from around the world were enormously popular for the protection they offered from the financial turmoil in Asia, Latin America and Russia. In the United States, yields on 10-year Treasury bonds fell to 4.2% in October 1998, their lowest level in nearly 30 years. Bond prices, which move inversely to yields, soared.

This trend reversed - and then some - in 1999, as strong economic activity throughout the world resulted in generally higher interest rates. To slow U.S. economic growth, the Federal Reserve Board elected to tighten monetary policy by increasing short-term interest rates one-quarter point in June and again in August, causing government bond prices to fall. In addition, there was a third quarter-point hike in November, after the fund's fiscal year-end. Meanwhile, investors who were attracted by the safety of government bonds in 1998 moved back into stocks and lower rated bonds in 1999. Ten-year U.S. Treasury yields reached 6.2% in August, up two percentage points from last October, causing prices to drop 8%.

In other sectors, corporate and government agency bond markets were deluged with excess supply as issuers rushed to bring bonds to the market well in advance of the Y2K transition. By the end of September, prices of U.S. corporate bonds had declined almost as much as U.S. Treasury bonds, while U.S. mortgage-backed securities ended the year mostly flat.


EUROPE: INTEREST RATES UP, CURRENCIES DOWN

European government bond markets also saw a reversal of fortune from last year, when nervous investors flocked to the safety of government bonds, especially in Germany and the United Kingdom. Government bond yields across Europe generally held steady in the first half of 1999 until indications of a strong European economic recovery - driven by rising exports and consumer spending - led to worries about inflation. As a result, long-term bond rates moved up dramatically toward the end of the fiscal year. To make matters worse, returns for U.S. investors were pushed lower by the declining euro, the new currency for countries in the European Monetary Union. The euro lost 14% against the U.S. dollar from its January 1 introduction through July 12. Since then, it has gained back some of its losses. On September 30, the fund had 22% of net assets denominated in euros, up from 18% on March 31. Looking ahead, as European economies continue to rebound, a strengthening euro could lead to attractive returns from these bonds.

Elsewhere in Europe, the news has been more positive. Our holdings in Greek bonds have benefited from the expectation that Greece will join the European Monetary Union in 2001. Similarly, bonds from the United Kingdom provided some cushion against declining prices in other European government bond markets.

[Begin Sidebar]
Capital World Bond Fund Net Assets
As of September 30, 1999
WEIGHTED BY BOND HOLDINGS
(before currency hedging)
[pie chart]

United States                  30.5%
European Monetary Union        22.1
Non-EMU Europe                 21.7
Japan                          13.6
Dollar Bloc*                   11.6
Other                          0.5


WEIGHTED BY CURRENCY EXPOSURE
(after currency hedging)
[pie chart]

United States                  30.5%
European Monetary Union/+/     23.3
Non-EMU Europe                 19.5
Japan                          14.2
Dollar Bloc*                   12.0
Other                          0.5


*Australia, Canada and New Zealand

/+/Includes 0.2% in U.S. corporate bonds that are denominated in euros [End Sidebar]


JAPAN: HINTS OF RECOVERY CAUSE A SURGE IN THE YEN

Japanese bond prices were anything but steady during the past 12 months. As the Japanese government issued large quantities of bonds to finance its economic stimulus package, investors worried that supply would outstrip demand. Prices slumped until mid-February, when government assurances of a renewed bond-buying program - and a short-term interest rate cut - helped the market bounce back.

Fortunately, two surges in the Japanese currency boosted returns for U.S. investors. Between July 1998 and mid-January 1999, the yen gained 25% against the U.S. dollar, and gained even more later in the year. Fueling the activity were both Japanese and foreign investors, eager to return to Japanese markets after learning of Japan's economic turnaround in the first quarter.

Although the total return from Japanese government bonds was -1.8% in local currency terms over the fiscal year, the yen's strength translated that return to +26% for U.S. investors. The fund increased its Japanese yen exposure from 2% to 14%, thus benefiting from the yen's strength. This is still a cautious stance, however, as compared with a 26% Japanese yen weighting in the Salomon Smith Barney World Government Bond Index.

"DOLLAR BLOC": COMMODITY PRICES HELP CURRENCIES

Bond markets in Australia, Canada and New Zealand - the so-called "dollar bloc" countries - bounced back early in the year after dismal performances in 1998, but couldn't sustain their rallies. Bond prices in all three countries ended the fiscal year only slightly higher, although stronger currencies helped to provide attractive returns for U.S. investors. With stronger commodity prices helping to support these currencies, the fund benefited from its holdings of dollar bloc bonds, which totaled about 12% at the end of September.


LOOKING AHEAD

Good news about economic growth is usually bad news for bond investors, but there can be exceptions to the rule. While stronger economies have pushed interest rates higher than they were a year ago, worldwide inflation rates remain low. This means that global bond investors can benefit from today's higher yields without surrendering much to inflation. Moreover, investing in bonds of different countries and currencies helps provide some protection from declines in the U.S. stock and bond markets. On the next few pages, you will meet some of the fund's shareholders and learn why diversification plays an important role in their investment programs.

Finally, as you may recall from our report six months ago, the dividend previously paid in September was shifted to early October, the first month of our next fiscal year, in order to take into account currency gains and losses through the fund's fiscal year-end. The October dividend payment will likely be a permanent change for the fund, meaning that income in fiscal 2000 will reflect four dividend payments.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

November 22, 1999


[Begin Sidebar]

A CHANGE IN THE FUND'S INVESTMENT POLICY

Shareholders of Capital World Bond Fund recently approved a new policy allowing the fund to invest up to 25% of its net assets in below-investment-grade securities (those rated Ba or below by Moody's and BB or below by Standard & Poor's or unrated but determined to be of comparable quality). Previously, investments were limited to investment-grade securities (those rated Baa or BBB and above).

Over the fund's lifetime, global bond markets have expanded considerably. Although investments in below-investment-grade securities may present certain risks, we believe this new policy will provide opportunities for greater diversification and increased returns over time, utilizing the research capabilities of the fund's investment adviser, Capital Research and Management Company. Specifically, it will give the fund's portfolio counselors the flexibility to invest in higher yielding, higher risk corporate bonds and in the government bonds of countries that do not currently receive an investment-grade rating.
[End Sidebar]


A LOOK AT THE FUND'S PORTFOLIO -
WHAT HELPED AND WHAT HURT RETURNS
as of September 30, 1999

                                                              Government Bond Market
                               Capital World Bond Fund        Total Returns
                               Net Assets                     12 months ended September 30, 1999
Country                        Securities Weighting           In Local Currency         In U.S. Dollars


United States                  30.5%/1/                       -1.9%                     -1.9%

European Monetary Union

Germany                        17.5/2/                        -0.2/3/                   -9.2

Netherlands                    1.2                            -0.7/3/                   -9.6

Italy                          1.1                            +0.5/3/                   -8.7

Spain                          1.0                            -0.3/3/                   -9.3

France                         0.9                            -0.8/3/                   -9.7

Ireland                        0.4                            -0.2/3/                   -9.7

Japan                          13.6                           -1.8                      +25.6

New Zealand                    5.8                            +1.8                      +5.0

Greece                         5.4                            +16.9                     +10.2

United Kingdom                 5.4                            +0.8                      -2.3

Denmark                        5.0                            +2.0                      -7.1

Australia                      2.9                            +0.6                      +10.8

Canada                         2.9                            +1.2                      +5.1

Sweden                         2.2                            +0.4                      -4.1

Norway                         1.7                            +3.4                      -1.3

Poland                         1.4                            +17.4                     +4.9

Hungary                        0.6                            +22.7                     +13.1

South Africa                   0.5                            +30.0                     +28.6




Sources: Salomon Smith Barney World Government Bond Index, based on bonds with remaining maturities of at least one year, and Capital Research and Management Company, the fund's adviser.

/1/ Includes 0.2% in U.S. corporate bonds that are denominated in euros, as reflected on page 12.

/2/ Includes 2.4% in bonds that are denominated in German marks, as reflected on page 12.

/3/ Bonds are denominated in euros, the new currency for the countries forming the European Monetary Union. Market returns for EMU countries were calculated based on national currencies through 12/31/98. After 1/1/99, returns were calculated in euros.


WHY GLOBAL BONDS HAVE EARNED A PLACE IN MANY INVESTORS' PORTFOLIOS

[Begin Sidebar]
AT TIMES WHEN U.S. STOCKS SEEM OVERVALUED, MANY FINANCIAL ADVISERS RECOMMEND REINFORCING YOUR SAFETY NET BY HAVING SOME U.S. AND NON-U.S. BONDS IN YOUR PORTFOLIO.
[End Sidebar]

Wide fluctuations in an investment portfolio can make financial planning difficult for those with short- to medium-term income needs. That's why diversification strategies are especially important for retirees, those nearing retirement and others with an immediate need for income, such as college or medical expenses.

THE CASE FOR DIVERSIFICATION

Mutual funds that invest outside the United States offer investors a number of advantages. They offer greater access to investment opportunities, since non-U.S. bonds comprise more than half the value of all the world's bonds. They also open the door to new income opportunities, which are especially welcome when U.S. yields are low.

DIVERSIFICATION PROVIDES OPPORTUNITY FOR HIGHER RETURNS

The best bond market among developed countries in each of the past 10 years has been a non-U.S. market.

                                   BEST BOND
YEAR       BEST BOND               MARKET RETURN             U.S. BOND
           MARKET                  (in U.S. dollars)         MARKET RETURN

1989       Canada                  +16.2%                    +14.4%

1990       United Kingdom          +30.9                     +8.6

1991       Australia               +23.5                     +15.3

1992       Japan                   +10.8                     +7.2

1993       Japan                   +27.6                     +10.7

1994       Belgium                 +12.2                     -3.4

1995       Sweden                  +34.8                     +18.3

1996       Italy                   +27.2                     +2.7

1997       United Kingdom          +10.3                     +9.6

1998       France                  +21.3                     +10.0




Source: Salomon Smith Barney World Government Bond Index, based on one-year total returns in U.S. dollars.

A POTENTIAL BUFFER AGAINST STOCK MARKET DECLINES

Most significant, however, is that financial markets move in different cycles and rhythms. Combining U.S. stocks or bonds with overseas investments can help cushion the full impact of down markets in any one country. For example, over the past 30 years through 1998, non-U.S. bonds have fared better than both U.S. stocks and U.S. bonds in five of the six calendar years in which the U.S. stock market showed a negative return.

HOW ADDING NON-U.S. BONDS TO A U.S. BOND PORTFOLIO COULD HAVE HELPED CUSHION U.S. STOCK MARKET DECLINES

           U.S.               U.S.               NON-U.S.
YEAR       STOCKS             BONDS              BONDS

1969       -8.4%              -8.1%              +4.2%

1973       -14.7              +2.3               +6.3

1974       -26.3              +0.2               +5.3

1977       -7.2               +3.0               +38.9

1981       -4.9               +6.3               -4.6

1990       -3.1               +9.0               +15.3




[Begin Sidebar]
A LOOK AT THE FUND'S
SHAREHOLDERS
as of September 30, 1999

WHO OWNS THE FUND?
Capital World Bond Fund's more than 32,000 shareholder accounts include:

52%     Individual retirement accounts
16%     Corporate retirement plans and business organizations
14%     Individuals and couples
12%     Brokerage accounts
6%      Trustees, guardians and custodians

The fund's shareholders include corporations, labor unions, trust companies, insurance companies, churches, religious organizations, schools, colleges and libraries.

OTHER FACTS ABOUT THE FUND'S SHAREHOLDERS:

* Women outnumber men nearly 2 to 1
* Shareholders live in 22 different countries
* Average account size: $17,000
* 93% of shareholders reinvest their dividends
* 96% reinvest capital gains
* 69% own other American Funds
* 60% own at least one American Funds global equity fund

[illustration: collage of various currencies overlaying a world atlas]
[End Sidebar]

HOW CAPITAL WORLD BOND FUND HAS FARED DURING MAJOR STOCK MARKET CORRECTIONS

At times when U.S. stocks seem overvalued, many financial advisers recommend reinforcing your safety net by having some U.S. and non-U.S. bonds in your portfolio. Over its lifetime, Capital World Bond Fund has helped investors ride out each of the three stock market corrections of 15% or more.

Stock Market               U.S.                   Capital World
Correction                 Stocks                 Bond Fund
8/25/87 - 12/4/87          -33.0%                 0.07

7/16/90 - 10/11/90         -19.1                  +4.6

7/17/98 - 8/31/98          -19.3                  -0.6




Worth mentioning, however, is that investments outside the United States involve additional risks, such as currency fluctuations and political instability. Your financial adviser can best determine the role global diversification should play in your overall portfolio.

THE MIDDLE-OF-THE-ROAD APPROACH

A blend of several types of investments will never outpace the best-performing asset class in any given year, but it will also provide greater stability of income and principal. This middle-of-the-road approach can be very reassuring as investors make plans for the future. On the next four pages, you'll read about a few of the fund's shareholders who have made diversification a central theme for their retirement years.

Sources for statistical illustrations, unless otherwise indicated - U.S. stocks: Standard & Poor's 500 Composite Index.

Non-U.S. stocks: Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index.

U.S. bonds: 1969-72: Salomon Smith Barney High-Grade Corporate Bond Index; 1973-75: Lehman Brothers Government/Corporate Bond Index; 1976-present: Lehman Brothers Aggregate Bond Index.

Non-U.S. bonds: 1969-77: Ibbotson, Carr and Robinson, "International Equity and Bond Returns," Financial Analyst Journal, July 1982; 1978-84: Salomon Smith Barney Non-U.S. Dollar World Bond Index; 1985-present: Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. All indexes are unmanaged. Capital World Bond Fund results on this page include reinvestment of all distributions but do not reflect the effects of sales charges.

[Begin Sidebar]
DRIVING TO ALASKA IS PART OF A LONG-TERM PLAN FOR GARELD AND BETTY JO HANSON. SO IS CAPITAL WORLD BOND FUND.
[illustration: road from Alaska to "bountiful" with caricatures of various travel souvenirs]
[End Sidebar]

[Begin Sidebar]

JOURNEY

[End Sidebar]

THE TRIP FROM BOUNTIFUL

[photo:  Gareld and Betty Jo Hanson]

Gareld and Betty Jo Hanson are residents of Bountiful, Utah, a suburb of Salt Lake City. 1998 marked Gareld's retirement after working for 34 years as an executive with a local bank. When asked about his investment strategy during his preretirement years, Gareld reflects, "I spent many years with all my eggs in one basket. Every penny of my 401(k) was invested in the bank's stock. In fact, for many years, that was the only option available." Fortunately, Gareld was not hurt by having all of his retirement money in a single investment. "But when I retired," he adds, "I knew I needed to diversify my investments."

Gareld and his financial adviser agreed on a portfolio of mutual funds representing four basic investment categories: U.S. stocks, U.S. bonds, non-U.S. stocks and non-U.S. bonds. "One of the things that attracted me to global bonds was that they tend to move differently from the U.S. stock market. I was also looking for a mutual fund manager with a long track record - someone who knows how to handle a portfolio in a down market. American Funds fit right in."

While he admits that he is still adjusting to retirement, Gareld says, "I'm doing almost anything I want and I'm really good at it." Anything he wants includes catching up on his reading, doing yard work - "No longer do I live in a jungle," he jokes - and getting in better shape. He is not worried about drawing upon his investments just yet, but that time will soon come. "One of the things Betty Jo and I hope our portfolio will allow us to do is drive to Alaska next year. We'll take the Alaska Marine Highway and partake of the local flavor of each town along the way. It's something we've always wanted to do."

For their trip from Bountiful to Alaska, Gareld and Betty Jo will need a new sport utility vehicle and some cash for spending. They will need to rely on the stability of their investment portfolio to keep them going during their trip and throughout their retirement.

That's why they see diversification into global bonds as one of the keys to a successful journey ahead.

[Begin Pull Quote]
"I SPENT MANY YEARS WITH ALL MY EGGS IN ONE BASKET. EVERY PENNY OF MY 401(K) WAS INVESTED IN THE BANK'S STOCK. BUT WHEN I RETIRED, I KNEW I NEEDED TO DIVERSIFY MY INVESTMENTS."
[End Pull Quote]

[Begin Sidebar]
[illustration: road from San Francisco to Greece with caricatures of various travel souvenirs]

HAVING LIVED ON THREE CONTINENTS WITH HER HUSBAND, JOHN, ANN MARIE SULZBACH HAS AN INVESTMENT PORTFOLIO THAT REFLECTS THE SAME LEVEL OF GLOBAL DIVERSITY AS HER WELL-WORN PASSPORT.
[End Sidebar]

[Begin Sidebar]

DIVERSIFICATION
[End Sidebar]
KEEPING A GLOBAL PERSPECTIVE
[photo:  Ann Marie and John Sulzbach]

As a public schoolteacher in the San Francisco Bay area, Ann Marie Sulzbach worked hard to give her students an awareness of the world around them. She knew from firsthand experience that learning comes from doing, not just reading or listening.

In the 1970s, Ann Marie and her husband, John, lived in Greece and then in Saudi Arabia, where John worked briefly. When they returned to San Francisco in the late '70s, Ann Marie brought with her a greater appreciation for international affairs. She became active in a global education program sponsored by Stanford University and the World Affairs Council of Northern California. "I realized that you don't get a global education solely from a textbook - the world is more dynamic than that." To help her students gain a new perspective, she traveled abroad on study tours and learned how to incorporate international topics into her lesson plans. "I encouraged my second-grade students to inspect labels to see where a product was manufactured,"

she explains. "Then we located the country on a map and talked about what life was like in that part of the world."

Last year, Ann Marie and John met with their financial adviser to discuss Ann Marie's retirement. "As a teacher," she says, "you don't get a big salary, so you need growth and stability." Their adviser recommended a portfolio of seven American Funds, four of which were global funds. "Our financial adviser knew us well enough to know that global diversification was very important to us," says Ann Marie. At about 10% of the portfolio, Capital World Bond Fund plays, in her words, "a prudent diversification role."

Now retired, Ann Marie's lesson plan for herself includes computer literacy, golf lessons and a trip to Greece - two-thirds of which she has already accomplished. Although she is not drawing income from her American Funds individual retirement account at this time, she knows that she will eventually need to tap into her investments for living expenses. Until then, she is enjoying the challenge of being a student again, with the world as her textbook.

[Begin Pull Quote]
"OUR FINANCIAL ADVISER KNEW US WELL ENOUGH TO KNOW THAT GLOBAL DIVERSIFICATION WAS VERY IMPORTANT TO US. CAPITAL WORLD BOND FUND PLAYS A PRUDENT
DIVERSIFICATION ROLE IN OUR PORTFOLIO."
[End Pull Quote]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?
[illustration of the United States flag]

As a shareholder in Capital World Bond Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.
[illustration:  decorative border]

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

[Begin sidebar]
Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.
[End Sidebar]


GROWTH FUNDS
EMPHASIS ON LONG-TERM GROWTH THROUGH STOCKS

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
EMPHASIS ON LONG-TERM GROWTH AND DIVIDENDS THROUGH STOCKS

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
EMPHASIS ON ABOVE-AVERAGE INCOME AND GROWTH THROUGH STOCKS AND/OR BONDS

Capital Income Builder(r)
The Income Fund of America(r)
BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
EMPHASIS ON CURRENT INCOME THROUGH BONDS

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

[illustration of glob and American flag]

TAX-EXEMPT INCOME FUNDS
EMPHASIS ON TAX-FREE CURRENT INCOME THROUGH MUNICIPAL BONDS

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
SEEK STABLE MONTHLY INCOME THROUGH MONEY MARKET INSTRUMENTS

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF A PORTFOLIO FOR EVERY INVESTOR.


Capital World Bond Fund, Inc.
Investment Portfolio, September 30, 1999
                                                         Principal        Market   Percent
                                                            Amount         Value    of Net
Bonds and Notes                                               (000)         (000)   Assets
--------------------------------------------             ---------- ------------ ------------

EUROS
German Government:
 8.875% 2000                                           pounds4,400 US$         4993
 8.25% 2001                                                   4,000         4,623
 7.25% 2002                                                   4,250         4,936
 8.00% 2002                                                   6,641         7,798
 6.75% 2003                                                   1,023         1,176
 6.50% 2005                                                  10,858        12,590
 6.875% 2005                                                  4,975         5,844    11.92%
Bundesrepublic:
 5.00% 2002                                                   6,500         7,095
 6.00% 2007                                                     600           677
Treuhandanstalt:
 7.125% 2003                                                  6,669         7,722
 7.50% 2004                                                   7,145         8,555
Bayerische Vereinsbank:
 5.00% 2008                                                   4,000         4,138      2.53
 5.50% 2008                                                   9,226         9,882
Netherlands Government:
 5.75% 2002                                                   4,700         5,230
 3.75% 2009                                                     795           752      1.22
 5.50% 2028                                                     735           740
Italian Government BTPS:
 6.00% 2007                                                   3,744         4,176      1.13
 5.00% 2008                                                   2,000         2,095
Spanish Government:
 6.00% 2008                                                   3,486         3,888      1.00
 6.15% 2013                                                   1,503         1,669
French Government:
 BTNS 4.75% 2002                                                600           652
 4.50% 2003                                                   2,500         2,679       .91
 OAT 5.25% 2008                                               1,606         1,722
Rheinische Hypothekenbank Eurobond 4.25% 2008                 3,000         2,917       .53
Ireland (Republic of) 2.75% 2002                              1,800         1,844       .33
Corporacion Andina de Fomento 4.75% 2004                      1,000         1,005       .18
General Motors Acceptance Corp. 4.00% 2006                    1,000           987       .18
                                                                    ------------ -----------
                                                                          110,385     19.93
                                                                    ------------ -----------

GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                          DM22,900         11,985      2.17
Telstra Corp. Ltd. 5.125% 2008                                2,250         1,185       .21
                                                                    ------------ -----------
                                                                           13,170      2.38
                                                                    ------------ -----------

JAPANESE YEN
International Bank for Reconstruction and Development:
 4.50% 2000                                             yen450,000          4,364
 4.50% 2003                                                 789,000         8,438      3.12
 4.75% 2004                                                 400,000         4,495
The Japan Development Bank 6.50% 2001                       990,000        10,445
Japanese Government:
 .70% 2004                                                  570,000         5,273      3.05
 .90% 2008                                                  130,000         1,133
General Motors Acceptance Corp. .206% 2002 (1)            1,434,000        13,472      2.43
European Investment Bank:
 4.25% 2001                                                 826,000         8,197      1.85
 6.75% 2001                                                 200,000         2,078
SHL 1991-1 Corp. Ltd.: (2)
 Class A1, .478% 2024 (1)                                   107,514         1,011
 Class A2, .778% 2024 (1)                                   130,000         1,223       .90
 Class A3, 2.09% 2024                                       300,000         2,761
Fannie Mae 2.125% 2007                                      420,000         4,140       .75
Spain (Kingdom of) 3.11% 2006                               380,000         3,992       .72
Hellenic Republic 2.90% 2007                                230,000         2,291       .41
Inter-American Development Bank 6.75% 2001                  150,000         1,538       .28
Nippon Telegraph & Telephone Corp. 2.50% 2007                60,000           600       .11
                                                                    ------------ -----------
                                                                           75,451     13.62
                                                                    ------------ -----------

NEW ZEALAND DOLLARS
New Zealand Government:
 8.00% 2001                                               NZ$7,000          3,729
 8.00% 2004                                                   6,500         3,536
 8.00% 2006                                                   3,000         1,651      3.94
 7.00% 2009                                                   8,725         4,531
 4.72%  2016 (3)                                             17,046         8,399
Fannie Mae 7.25% 2002                                        12,000         6,286      1.14
Canadian Government 6.625% 2007                               8,500         4,156       .75
                                                                    ------------ -----------
                                                                           32,288      5.83
                                                                    ------------ -----------

GREEK DRACHMAS
Hellenic Republic:
 6.60% 2004                                              GRD300,000US$        964
 8.90% 2004                                                 600,000         2,103
 8.80% 2007                                               3,714,700        13,411      5.39%
 8.60% 2008                                               1,930,000         6,968
 7.50% 2013                                               1,885,000         6,389
                                                                    ------------ -----------
                                                                           29,835      5.39
                                                                    ------------ -----------

BRITISH POUNDS
United Kingdom:
 8.00% 2000                                                 L1,000          1,685
 6.50% 2003                                                   2,000         3,324      1.36
 5.75% 2009                                                   1,500         2,499
Tussauds Finance Ltd., Class A3, 7.078% 2020                  3,000         4,630       .84
Scottish Life Finance PLC 9.00% undated (1)                   2,750         4,584       .83
Halifax Building Society:
 8.75% 2006                                                   1,000         1,772       .57
 11.00% 2014                                                    600         1,364
Punch Taverns 7.567% 2026                                     2,000         3,067       .55
Royal Bank of Scotland 8.375% 2007                            1,000         1,741       .31
Bank of Ireland 9.75% 2005                                      835         1,503       .27
Lloyds TSB Group PLC 8.50% 2006                                 800         1,396       .25
NPI Finance PLC 9.625% undated                                  750         1,307       .24
Pubmaster Finance Ltd., Class B, 8.44% 2025                     550           908       .16
                                                                    ------------ -----------
                                                                           29,780      5.38
                                                                    ------------ -----------

DANISH KRONER
Nykredit: (2)
 6.00% 2029                                              DKr61,043          7,980      1.96
 7.00% 2029                                                  20,775         2,902
Denmark (Kingdom of):
 8.00% 2003                                                  10,000         1,588
 7.00% 2004                                                   7,000         1,096
 5.00% 2005                                                  31,000         4,406      1.95
 7.00% 2007                                                  21,000         3,300
 6.00% 2009                                                   2,800           414
Danske Kredit: (2)
 6.00% 2029                                                  29,302         3,831      1.11
 7.00% 2029                                                  16,500         2,298

                                                                    ------------ -----------
                                                                           27,815      5.02
                                                                    ------------ -----------

AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                     A$9,000          5,816      1.05
Queensland Treasury Corp. 6.00% 2009                          4,450         2,776       .50
Australian Government:
 10.00% 2002                                                    550           402
 6.75% 2006                                                   2,000         1,351       .46
 10.00% 2006                                                  1,000           786
New South Wales Treasury Corp. 7.00% 2004                     3,000         2,019       .37
Statens Bostadfinansier 6.50% 2000                            2,800         1,844       .33
South Australian Government Financing Authority               1,500         1,075       .19
 11.25% 2001
                                                                    ------------ -----------
                                                                           16,069      2.90
                                                                    ------------ -----------

CANADIAN DOLLARS
Canadian Government:
 9.75% 2001                                                   4,000         2,954
 7.25% 2003                                                   5,250         3,763
 7.25% 2007                                                   2,350         1,749      1.85
 10.75% 2009                                                  1,000           933
 4.819% 2021 (3)                                              1,071           789
Lindsey Morden Group Inc., Series B, 7.00% 2008 (4)           7,000         4,337       .78
Canada Trust 6.75% 2001 (2)                                   1,320           904       .16
Merrill Lynch Mortgage Loans Inc., Series CAN-2,                500           340       .06
 Class A2, 6.68% 2031 (2)
                                                                    ------------ -----------
                                                                           15,769      2.85
                                                                    ------------ -----------

SWEDISH KRONOR
AB Spintab:
 6.25% 2002                                                  32,000         3,998
 7.50% 2004                                                  38,100         4,930      1.77
 6.00% 2009                                                   7,300           860
Stadshypotek AB 5.50% 2008                                   18,000         2,057       .37
Swedish Government 10.25% 2000                                3,500           446       .08
                                                                    ------------ -----------
                                                                           12,291      2.22
                                                                    ------------ -----------

NORWEGIAN KRONER
Norwegian Government 6.75% 2007                              68,350         9,183      1.66
                                                                    ------------ -----------

POLISH ZLOTY
Polish Government:
 13.00% 2001                                                 22,250         5,333      1.39
 12.00% 2003                                                 10,000         2,361
                                                                    ------------ -----------
                                                                            7,694      1.39
                                                                    ------------ -----------

HUNGARIAN FORINTS
Hungarian Government:
 13.00% 2003                                                750,000         3,087       .63
 10.50% 2004                                                100,000           387
                                                                    ------------ -----------
                                                                            3,474       .63
                                                                    ------------ -----------

SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                       19,050         2,835       .51
                                                                    ------------ -----------

U.S. DOLLAR
U.S. Treasury Obligations:
 6.75% 2000                                                     900           907
 6.625% 2001-2007                                             4,950         5,081
 8.00% 2001                                                     750           777
 5.875% 2002                                                    100           100
 6.375% 2002                                                  9,500         9,659
 5.50% 2003                                                   5,800         5,747
 5.75% 2003                                                     520           518
 7.875% 2004                                                    750           813
 11.625% 2004                                                 3,750         4,663
 6.50% 2005                                                   3,000         3,071      9.25
 3.55% 2007 (3)                                               1,016         1,005
 6.125% 2007                                                  5,295         5,301
 7.25% 2007                                                   1,545         1,558
 4.75% 2008                                                   4,500         4,096
 5.625% 2008                                                  2,350         2,281
 10.375% 2009                                                   715           844
 7.50% 2016                                                   1,000         1,107
 7.125% 2023                                                    625           678
 3.694% 2028 (3)                                              3,194         3,004
Fannie Mae: (2)
 5.625% 2004                                                  2,750         2,668
 5.75% 2005                                                   5,000         4,839      2.09
 6.00% 2008                                                   4,250         4,071
Government National Mortgage Assn.: (2)
 9.00% 2020-2024                                                963          1015
 8.50% 2021                                                     314           327
 7.00% 2026-2029                                              3,841         3,767      1.74
 6.00% 2029                                                    2389          2217
 6.50% 2029                                                    2396          2290
Komercni Finance BV 9.00%/10.75% 2008 (1,4)                   7,575         6,912      1.25
Airplanes Pass Through Trust, pass-through                    5,864         5,570      1.01
 certificates, Series 1, Class C, 8.15%  2019 (2)
Columbia/HCA Healthcare Corp.:
 6.125% 2000                                                  2,000         1,946
 7.00% 2007                                                     900           787       .80
 8.85% 2007                                                   1,000           970
 8.70% 2010                                                     750           716
Transener SA 9.25% 2008 (4)                                   4,500         3,746       .68
Korea (Republic of) 8.875% 2008                               3,000         3,100       .56
Colombia (Republic of):
 7.625% 2007                                                    600           467       .53
 8.70% 2016                                                   3,500         2,490
PDVSA Finance Ltd.:
 7.40% 2016                                                   1,000           719       .51
 7.50% 2028                                                   3,000         2,112
Grupo Financiero Banamex Accival, SA de CV 0%                 2,852         2,561       .46
 2002 (2,4)
Time Warner Inc., Pass-Through Asset Trust, 1997-1,           2,500         2,486       .45
 6.10% 2001 (2,4)
DLJ Mortgage Acceptance Corp.: (2)
 Series 1997-CF1, Class A1A, 7.40% 2006 (4)                     641           651       .45
 Series 1996-CF1, Class A1A, 7.28% 2028                       1,808         1,827
Hutchison Whampoa Finance Ltd.: (4)
 7.45% 2017                                                   1,500         1,281       .37
 Series C, 7.50% 2027                                           900           749
                                                              2,000         2,018       .36
Samsung Electronics Co., Ltd. 7.45% 2002 (4)                  2,000         1,938       .35
Skandinaviska Enskilda Banken 6.875% 2009                     2,000         1,905       .34
Nationslink Funding Corp., Series 1999-1, Class D,            2,000         1,883       .34
 7.10% 2031 (2)
Croatian Government, Series B, 6.456% 2006 (1)                2,164         1,779       .32
Hyundai Semiconductor America, Inc. 8.25% 2004 (4)            2,000         1,723       .31
Nabisco, Inc. 6.375% 2035 (1)                                 1,745         1,653       .30
Poland (Republic of) Past Due Interest Bonds: (1)
 Bearer 5.00% 2014                                            1,400         1,238
 Registered 5.00% 2014                                          450           398       .30
McDermott Inc. 9.375% 2002                                    1,500         1,556       .28
Reliance Industries Ltd.:
 8.125% 2005                                                    550           516       .27
 10.25% 2097 (4)                                              1,250         1,002
Royal Caribbean Cruises Ltd. 7.25% 2006                       1,500         1,463       .26
Household Finance Corp. 6.40% 2008                            1,500         1,417       .26
Svenska Handelsbanken 8.125% 2007                             1,075         1,112       .20
Mirage Resorts, Inc. 6.75% 2008                               1,200         1,080       .20
CSFB Finance Co. Ltd., Series 1995-A, 5.969%                  1,250         1,078       .19
 2005 (1,2,4)
Liberty Media Corp. 7.875% 2009 (4)                           1,000         1,001       .18
Corporacion Andina de Fomento 7.75% 2004                      1,000           999       .18
British Sky Broadcasting Group PLC  8.20% 2009 (4)            1,000           992       .18
Mass Transit Railway Corp. 7.50% 2009                         1,000           988       .18
Merita Bank Ltd. 6.50% 2006                                   1,000           955       .17
Banco General, SA 7.70% 2002 (4)                              1,000           948       .17
GMAC Commercial Mortgage Securities, Inc.: (1,2)
 Series 1999-C1, Class D, 7.074% 2033                           500           462       .16
 Series 1999-C1, Class E, 7.074% 2033                           500           427
J.P. Morgan & Co. Inc., Series A, 6.783% 2012 (1)             1,000           880       .16
Structured Asset Securities Corp., pass-through
 certificates,
 Series 1998-RF2, Class A, 8.558% 2022 (1,2,4)                  779           790       .14
Tenaga Nasional Berhad 7.625% 2007 (4)                          815           734       .13
South Africa (Republic of) 8.50% 2017                           700           609       .11
Merrill Lynch Mortgage Investors, Inc., Mortgage
 Pass-Through Certificates,
 Series 1995-C2, Class A-1, 7.113% 2021 (1,2)                   590           587       .11
Pioneer Natural Resources Co. 7.20% 2028                        750           569       .10
USA Waste Services, Inc.:
 6.50% 2002                                                     250           234       .08
 7.00% 2004                                                     250           234
L.A. Arena Funding, LLC, Series 1, Class A,                     500           457       .08
 7.656% 2026 (2,4)
Telefonica de Argentina S.A. 9.125% 2008 (4)                    500           439       .08
                                                                    ------------ -----------
                                                                          147,558     26.64
                                                                    ------------ -----------

Total Bonds and Notes                                                      533,59     96.35
(cost: $565,909,000)                                                ------------ -----------

Short-Term Securities
CORPORATE SHORT-TERM NOTES
General Electric Capital Corp., 5.55% due 10/01/1999           7000          6,99      1.27
                                                                    ------------ -----------
Total Short-Term Securities                                                  6,99      1.27
 (cost: $6,999,000)                                                 ------------ -----------

Total Investment Securities                                                540,59     97.62
(cost: $572,908,000)
Excess of cash and receivable over payables                                 13,19      2.38
                                                                    ------------ -----------
Net Assets                                                          $    553,788   100.00%


(1) Coupon rate may change periodically.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to the public may require registration.

See Notes to Financial Statements


Capital World Bond Fund
Financial Statements
Statement of Assets and Liabilities
at September 30, 1999      (dollars in thousands)
Assets:
Investment securities at market
 (cost: $572,908)                                                         $540,596
Cash                                                                           145
Receivables for--
 Sales of investments                                       $  48,659
 Sales of fund's shares                                           375
 Forward currency contracts - net                                 612
 Accrued interest                                              11,989       61,635
                                                            ---------    ---------
                                                                           602,376
Liabilities:
Payables for--
 Purchases of investments                                      45,984
 Repurchases of fund's shares                                   1,242
 Forward currency contracts - net                                 902
 Management services                                              295
 Accrued expenses                                                 165       48,588
                                                            ---------    ---------
Net Assets at September 30, 1999--
 Equivalent to $15.41 per share on
 35,930,040 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                                      $553,788
                                                                         =========

Statement of Operations
for the year ended September 30, 1999
                                  (dollars in thousands)
Investment Income:
Income:
 Interest                                                                  $34,937

Expenses:
 Management services fee                                     $  3,875
 Distribution expenses                                          1,535
 Transfer agent fee                                               551
 Reports to shareholders                                           85
 Registration statement and prospectus                             61
 Postage, stationery and supplies                                 127
 Directors' fees                                                   23
 Auditing and legal fees                                           61
 Custodian fee                                                    201
 Taxes other than federal income tax                               16
 Other expenses                                                    29        6,564
                                                            ---------    ---------
 Net investment income                                                      28,373
                                                                         ---------
Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                                            9,498
Net unrealized (depreciation) appreciation on:
 Investments                                                  (42,986)
 Open forward currency contracts                                2,090
                                                            ---------
  Net unrealized depreciation                                              (40,896)
                                                                         ---------
 Net realized gain and unrealized
  depreciation on investments                                              (31,398)
                                                                         ---------
Net Decrease in Net Assets Resulting
 from Operations                                                           ($3,025)
                                                                         =========

Statement of Changes in Net Assets
(dollars in thousands)
                                                                 Year         Year
                                                                ended        ended
                                                              9/30/99      9/30/98
                                                            ---------    ---------
Operations:
Net investment income                                         $28,373      $34,893
Net realized gain (loss) on investments                         9,498       (6,184)
Net unrealized (depreciation) appreciation
 on investments                                               (40,896)      11,051
                                                            ---------    ---------
 Net (decrease)increase in net
  assets resulting from operations                             (3,025)      39,760
                                                            ---------    ---------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                          (21,252)     (32,995)
Distributions from net realized gain
 on investments                                               (12,170)     (12,122)
                                                            ---------    ---------
 Total dividends and distributions                            (33,422)     (45,117)
                                                            ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 8,667,806 and 7,109,572
 shares, respectively                                         138,397      114,147
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gains on investments:
 1,883,186 and 2,433,725 shares, respectively                  30,005       38,620
Cost of shares repurchased:
 14,112,384 and 16,238,266
 shares, respectively                                        (222,735)    (260,351)
                                                            ---------    ---------
 Net decrease in net assets
  resulting from capital share
  transactions                                                (54,333)    (107,584)
                                                            ---------    ---------
Total Decrease in Net Assets                                  (90,780)    (112,941)
Net Assets:
Beginning of year                                             644,568      757,509
                                                            ---------    ---------
End of year (including undistributed
 net investment income: $1,225 and
 $(10,359), respectively)                                    $553,788     $644,568
                                                            =========    =========



See Notes to Financial Statements


                   Capital World Bond Fund
                Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $5,228,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of September 30, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $32,312,000, of which $2,984,000 related to appreciated securities and $35,296,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $4,917,000 on securities transactions. Net gains related to non-U.S. currency transactions of $6,034,000 were treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has recognized for tax purposes, losses related to non-U.S. currency transactions totaling $13,476,000 which were realized during the period November 1, 1997 to September 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $572,908,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $3,875,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through October 31, 1998, provided for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 1998, reducing the fees to 0.65% of the first $500 million of average net assets; 0.57% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion. Beginning September 1, 1998, CRMC had voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. As a result, the amount waived in the current year was $25,000.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $1,535,000. As of September 30, 1999, accrued and unpaid distribution expenses were $103,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $231,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $551,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $45,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $745,257,000 and $791,814,ooo, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $2,332,000 and additional paid-in capital was $582,252,000. The fund reclassified $1,140,000 and 117,000 from undistributed net realized gain to additional paid-in capital and undistributed net investment income, respectively, in the year ended September 30, 1999, as a result of permanent difference between book and tax. The fund also reclassified $4,580,000 of realized currency gains to undistributed net investment income.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $201,000 includes $14,000 that was paid by these credits rather than in cash.

     At September 30, 1999, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies (excluding offset contracts) as follows:

        Non-U.S.        Contract AmountU.S. Valuations  at 9/30/1999
        Currency        --------------- ------------- --------------- -------------
       Contracts                                                         Unrealized
                              Non-U.S.           U.S.         Amount (Depreciation)
                                                                       Appreciation
----------------------------------------------------------------------------------------
Purchases:
 Canadian Dollars
  expiring 10/12/1999      C$3,100,000    $ 2,070,000    $ 2,112,000       $ 42,000
 Euros
  expiring 11/02/1999 to
  1/31/2000                 E4,830,000      5,205,000      5,187,000        (18,000)
 Japanese Yen
  expiring 10/6/1999 to
  12/10/1999            yen326,184,000      2,842,000      3,081,000        239,000
                                       -------------------------------------------------
                                           10,117,000     10,380,000        263,000
                                       -------------------------------------------------
Sales:
 British Pounds
  expiring 10/18/1999 to
  11/02/1999                L4,330,000      6,881,000      7,130,000       (249,000)
 Norwegian Kroner
  expiring 11/29/1999 to
  1/31/2000              N0K26,500,000      3,379,000      3,429,000        (50,000)
 Swedish Kronor
  expiring 1/31/2000      SKr7,000,000        844,000        866,000        (22,000)

                                       -------------------------------------------------
                                           11,104,000     11,425,000       (321,000)
                                       -------------------------------------------------

Forward currency contracts - net                                           $(58,000)
                                                                      ================


Per-Share Data and Ratios
                                             Year   Ended  Septembe     30
                                              1999     1998    1997    1996    1995
Net Asset Value, Beginning of Year          $16.32  $16.40  $16.86  $16.81  $15.33
                                           -----------------------------------------
 Income From Investment Operations:
  Net investment income                        .84     .43     .88    1.09    1.09
  Net gains or losses on securities (both
   realized and unrealized)                   (.88)    .57    (.16)    .16    1.57
                                           -----------------------------------------
   Total from investment operations           (.04)   1.00     .72    1.25    2.66
                                           -----------------------------------------
 Less Distributions:
  Dividends (from net investment income)      (.55)   (.80)   (.95)  (1.08)  (1.18)
  Dividends (from net realized non-U.S.          -       -    (.23)   (.12)      -
  currency gains) (1)
  Distributions (from capital gains)          (.32)   (.28)      -       -       -
                                           -----------------------------------------
   Total distributions                        (.87)  (1.08)  (1.18)  (1.20)  (1.18)
                                           -----------------------------------------
Net Asset Value, End of Year                $15.41  $16.32  $16.40  $16.86  $16.81
                                           =========================================

Total Return (2)                            (.32)%    6.42%   4.38%   7.67%  18.10%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)        $554    $645    $758    $811    $653
 Ratio of expenses to average net assets      1.08%   1.06%   1.07%   1.09%   1.12%
 Ratio of net income to average net assets    4.66%   5.15%   5.21%   6.07%   6.83%
 Portfolio turnover rate                    129.25% 100.92%  79.00%  91.27% 104.96%




(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2)  Excludes maximum sales charge of 4.75%.


Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the investment portfolio, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California

October 29, 1999


Tax Information (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

 Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

 The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former
United States Ambassador to Spain; former
Vice Chairman of the Board, Knight-Ridder,
Inc.; former Chairman of the Board and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource
Group, LLC (development and management
of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, AECOM Technology
Corporation (architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation dba
McDonald's Restaurants (McDonald's licensee)

HERBERT HOOVER III, a Director since 1987, has retired from the Board. The Directors thank him for his many contributions to the fund.

OTHER OFFICERS

Mark H. Dalzell
Los Angeles, California
Vice President of the fund
Vice President - Investment Management
Group, Capital Research and Management
Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

[THE AMERICAN FUNDS GROUP(R)]
OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com